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                                                                   Exhibit 10.1

                             TERMINATION AGREEMENT


         THIS TERMINATION AGREEMENT (this "TERMINATION AGREEMENT"), dated as of March 14, 2000, is entered into by and among Sinclair Communications, Inc., a Maryland corporation ("SINCLAIR"), Sinclair Acquisition IV, Inc., a Maryland corporation ("SINCLAIR ACQUISITION"), WICS Licensee, LLC., a Maryland limited liability company ("WICS LICENSEE"), WICD Licensee, LLC., a Maryland limited liability company ("WICD LICENSEE"), KGAN Licensee, LLC, a Maryland limited liability company ("KGAN LICENSEE"; and collectively with Sinclair, Sinclair Acquisition, WICS Licensee and WICD Licensee, the "SINCLAIR PARTIES"), STC Broadcasting, Inc., a Delaware corporation ("STC") and SDF Television License Corp., a Delaware corporation ("SDF"; and together with STC, the "STC PARTIES").

         WHEREAS, Sinclair and Guy Gannett Communications entered into that certain Purchase Agreement dated as of September 4, 1998 (the "GANNETT PURCHASE AGREEMENT"), pursuant to which Sinclair agreed to purchase substantially all of the assets of the Gannett Television Stations (as defined therein), including television broadcast stations WICS-TV, Channel 20, Springfield, Illinois ("WICS"); WICD-TV, Channel 15, Champaign, Illinois ("WICD"; and together with WICS, the "ILLINOIS STATIONS"); and KGAN-TV, Channel 2, Cedar Rapids, Iowa ("KGAN", and collectively with the Illinois Stations, the "GANNETT STATIONS");

         WHEREAS, STC and Sinclair are parties to a Purchase Agreement, dated as of March 3, 1999 (the "PURCHASE AGREEMENT"), pursuant to which Sinclair has agreed to sell to STC, and STC has agreed to purchase from Sinclair, substantially all of the assets of the Gannett Stations, pursuant to the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, Sinclair has assigned, transferred and conveyed to Sinclair Acquisition, Sinclair's right to acquire, among other things, the non-FCC license assets of the Gannett Stations under the Gannett Purchase Agreement pursuant to an Assignment and Assumption Agreement, dated as of April 23, 1999, by and between Sinclair and Sinclair Acquisition;

         WHEREAS, Sinclair has assigned, transferred and conveyed to WICS Licensee, WICD Licensee, LLC and KGAN Licensee Sinclair's right to acquire, among other things, the FCC license assets of the Gannett Stations under the



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Gannett Purchase Agreement pursuant to an Assignment and Assumption Agreement, dated as of April 23, 1999, by and between Sinclair and each of WICS Licensee, WICD Licensee and KGAN Licensee;

         WHEREAS, STC has assigned, transferred and conveyed to SDF STC's right to acquire the FCC license assets of the Gannett Stations under the Purchase Agreement pursuant to an Assignment and Assumption Agreement, dated as of September 20, 1999, by and between STC and SDF;

         WHEREAS, the parties hereto mutually desire to terminate the Purchase Agreement on the terms set forth herein; and

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth in this Termination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Termination. The Sinclair Parties and the STC Parties mutually consent to terminate the Purchase Agreement pursuant to Section 10.1(a)(i) of the Purchase Agreement.

         2. Effect of Termination. Notwithstanding anything to the contrary contained in the Purchase Agreement or otherwise, (a) Purchaser shall receive the immediate return of the Letter of Credit, and (b) the Sinclair Parties and the STC Parties, their respective subsidiaries, officers, directors, employees, agents and representatives, shall be released and discharged of all obligations under the Purchase Agreement, except (i) to the extent of a party's liability for willful material breaches of the Purchase Agreement prior to the time of this Termination Agreement, and (ii) the obligations of each party for its own expenses incurred in connection with the transactions contemplated by the Purchase Agreement as provided therein.

         3. Releases. Each of the Sinclair Parties and STC Parties, hereby releases and discharges the others (and such other's directors, officers, representatives, employees, attorneys, advisors, agents, parents, subsidiaries, affiliated persons and entities, predecessors, successors and assigns and all persons acting in concert with any such party) (the "RELEASED PERSONS") from all manner of claims, actions, causes of action or suits, at law or in equity, known or unknown, which each now has or hereafter can, shall, or may have by reason of any matter, cause or thing whatsoever relating to or arising out of the Purchase Agreement,




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excepting only any claim, action, cause of action or suit arising (a) by virtue of an undertaking or promise contained in this Termination Agreement or (b) by virtue of transactions or dealings undertaken in the ordinary course of business and not arising out of, in connection with or in any way related to the Purchase Agreement. Nothing in this Section 3 shall in any way constitute an agreement by any party hereto to indemnify any other party hereto against any third party claim or, except as specifically set forth herein, waive, release, limit or restrict any claim which any party may have against any person or entity not a party to this Termination Agreement.

         4. Counterparts. This Termination Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         5. Entire Agreement. This Termination Agreement constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         6. Governing Law. This Termination Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to choice of law principles thereof (other than Section 5-1401 of the New York General Obligations Law).

         7. Successors and Assigns. This Termination Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         8. Notices. All notices and other communications hereunder shall be in writing, shall be delivered by hand, telecopy, facsimile or next-day courier service and shall be deemed given when delivered. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:





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                           If to STC or SDF:

                                    c/o STC Broadcasting, Inc.
                                    3839 4th Street North
                                    Suite 420
                                    St. Petersburg, Florida  33703
                                    Attn:  David Fitz
                                    Fax:   (727) 821-8092

                           with copies to:

                                    Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court
                                    Suite 1600
                                    Dallas, Texas  75201
                                    Attn:  Lawrence D. Stuart, Jr., Esq.
                                    Fax:   (214) 740-7355

                           and

                                    Hogan & Hartson L.L.P.
                                    8300 Greensboro Drive
                                    Suite 1100
                                    McLean, Virginia  22102
                                    Attn:  Richard T. Horan, Jr., Esq.
                                    Fax:   (703) 610-6200

                           If to the Sinclair Parties:

                                    c/o Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attn:  President
                                    Fax:   (410) 467-5043



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                           with copy to:

                                    c/o Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attn:  General Counsel
                                    Fax:   (410) 662-4707

                           and

                                    Thomas & Libowitz, P.A.
                                    100 Light Street
                                    Suite 1100
                                    Baltimore, Maryland  21202-1053
                                    Attn:  Steven A. Thomas, Esq.
                                    Fax:   (410) 752-2046















                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                             SINCLAIR COMMUNICATIONS, INC.



                                             By: /s/ David B. Amy
                                                -------------------------------
                                             Name:   David B. Amy
                                             Title:  Secretary / Treasurer


                                             SINCLAIR ACQUISITION IV, INC.



                                             By: /s/ David B. Amy
                                                -------------------------------
                                             Name:   David B. Amy
                                             Title:  Secretary / Treasurer



                                             WICS LICENSEE, LLC



                                             By: /s/ David B. Amy
                                                -------------------------------
                                             Name:   David B. Amy
                                             Title:  Secretary / Treasurer




                                             WICD LICENSEE, LLC



                                             By: /s/ David B. Amy
                                                -------------------------------
                                             Name: David B. Amy
                                             Title: Secretary / Treasurer




                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]


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                                             KGAN LICENSEE, LLC



                                             By: /s/ David B. Amy
                                                -------------------------------
                                             Name:   David B. Amy
                                             Title:  Secretary / Treasurer




                                             STC BROADCASTING, INC.



                                             By: /s/ David A. Fitz
                                                -------------------------------
                                             Name:   David A. Fitz
                                             Title:  Chief Financial Officer



                                             SDF TELEVISION LICENSE CORP.



                                             By: /s/ David A. Fitz
                                                -------------------------------
                                             Name:   David A. Fitz
                                             Title:  Secretary